Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

March 31, 2021 (Unaudited)

	Principal Amount (a)	Value (a)
Senior Loans 27.7% (b)(c)(d)
Capital Goods 5.0%
Boels Topholding B.V., 1st Lien Term Loan, (Netherlands), 3M EURIBOR + 4.00%, 4.00%, 02/06/2027	€2,205,882	$2,590,247
CP Atlas Buyer, Inc., 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.25%, 11/23/2027	3,600,000	3,573,576
MI Windows and Doors, LLC, 1st Lien Term Loan, 1M LIBOR + 3.75%, 4.50%, 12/18/2027	2,212,438	2,219,364
Peraton Corp., 1st Lien Term Loan, 02/01/2028 (e)	3,380,049	3,377,243
Traverse Midstream Partners, LLC, 1st Lien Term Loan, 1M LIBOR + 5.50%, 6.50%, 09/27/2024	2,848,332	2,821,273
Tutor Perini Corp., 1st Lien Term Loan, 12M LIBOR + 4.50%, 5.50%, 08/18/2027	4,021,077	4,061,288
		18,642,991
Consumer Durables & Apparel 1.0%
AI Aqua Merger Sub, Inc., 1st Lien Term Loan, 1M LIBOR + 4.25%, 5.25%, 12/13/2023	1,975,000	1,975,000
AI Aqua Merger Sub, Inc., 1st Lien Term Loan, 1M LIBOR + 5.25%, 6.25%, 12/13/2023	226,031	226,125
MSG National Properties, LLC, 1st Lien Term Loan, 3M LIBOR + 6.25%, 7.00%, 11/12/2025 (f)	1,500,000	1,537,500
		3,738,625
Consumer Services 2.0%
Alterra Mountain Co., 1st Lien Term Loan, 1M LIBOR + 4.50%, 5.50%, 08/01/2026	2,083,866	2,089,076
Equinox Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 9.00%, 10.00%, 03/08/2024 (f)	2,481,250	2,481,250
Gems Menasas Cayman, Ltd., 1st Lien Term Loan, (Cayman Islands), 6M LIBOR + 5.00%, 6.00%, 07/31/2026	2,839,686	2,836,137
		7,406,463
Diversified Financials 1.0%
Delta TopCo, Inc., 2nd Lien Term Loan, 6M LIBOR + 7.25%, 8.00%, 12/01/2028	1,071,429	1,094,197
LBM Acquisition, LLC, 1st Lien Term Loan, 12/17/2027 (e)	305,267	303,796
LBM Acquisition, LLC, 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.50%, 12/17/2027	1,373,704	1,367,082
New Trojan Parent, Inc., 2nd Lien Term Loan, 1M LIBOR + 7.25%, 7.75%, 01/05/2029	950,000	940,500
		3,705,575
Food, Beverage & Tobacco 1.9%
Quirch Foods Holdings, LLC, 1st Lien Term Loan, 3M LIBOR + 5.25%, 6.25%, 10/27/2027	2,181,273	2,193,554
Triton Water Holdings, Inc., 1st Lien Term Loan, 03/31/2028 (e)	1,790,000	1,781,605
Woof Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.50%, 12/21/2027	1,500,000	1,492,500
Woof Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 8.00%, 8.75%, 12/21/2028 (e)	1,635,000	1,657,481
		7,125,140
Health Care Equipment & Services 0.5%
FC Compassus, LLC, 1st Lien Term Loan, 6M LIBOR + 4.25%, 5.00%, 12/31/2026	1,995,000	2,001,643

Household & Personal Products 1.2%
Alphabet Holding Co., Inc., 2nd Lien Term Loan, 1M LIBOR + 7.75%, 7.86%, 09/26/2025	4,500,000	4,502,430

Insurance 0.9%
Asurion, LLC, 2nd Lien Term Loan, 1M LIBOR + 5.25%, 5.36%, 01/31/2028	3,295,436	3,353,106

Materials 2.6%
Aruba Investments, Inc., 2nd Lien Term Loan, 6M LIBOR + 7.75%, 8.50%, 11/24/2028 (e)	4,277,778	4,288,472
Enviva Holdings, LP, 1st Lien Term Loan, 6M LIBOR + 5.50%, 6.50%, 02/17/2026 (f)	2,500,000	2,500,000
LSF11 Skyscraper HoldCo SARL, 1st Lien Term Loan, (Luxembourg), 3M EURIBOR + 4.50%, 4.50%, 09/29/2027	€2,415,714	2,825,735
		9,614,207
Media & Entertainment 1.2%
Grab Holdings, Inc., 1st Lien Term Loan, (Singapore), 6M LIBOR + 4.50%, 5.50%, 01/29/2026	4,425,651	4,492,035

Retailing 1.2%
BW Gas & Convenience Holdings, LLC, 1st Lien Term Loan, 1M LIBOR + 6.25%, 6.36%, 11/18/2024	1,544,836	1,556,422
Great Outdoors Group, LLC, 1st Lien Term Loan, 6M LIBOR + 4.25%, 5.00%, 03/06/2028	2,990,000	2,991,495
		4,547,917

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

March 31, 2021 (Unaudited)

	Principal Amount (a)	Value (a)
Senior Loans 27.7% (b)(c)(d) (continued)
Software & Services 7.2%
Applied Systems, Inc., 2nd Lien Term Loan, 3M LIBOR + 5.50%, 6.25%, 09/19/2025	3,747,741	$3,766,480
Epicor Software Corp., 2nd Lien Term Loan, 1M LIBOR + 7.75%, 8.75%, 07/31/2028	1,252,354	1,291,490
eResearch Technology, Inc., 1st Lien Term Loan, 1M LIBOR + 4.50%, 5.50%, 02/04/2027 (e)	3,496,231	3,497,874
Hyland Software, Inc., 2nd Lien Term Loan, 07/07/2025 (e)	350,000	350,000
Hyland Software, Inc., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 7.75%, 07/07/2025	1,540,000	1,540,000
Idera, Inc., 2nd Lien Term Loan, 6M LIBOR + 6.75%, 7.50%, 03/02/2029	2,857,143	2,840,486
Informatica, LLC, 2nd Lien Term Loan, 7.13%, 02/25/2025	1,455,878	1,485,913
Ivanti Software, Inc., 1st Lien Revolver, 12/01/2025 (f)(g)	250,000	(1,320)
Ivanti Software, Inc., 1st Lien Term Loan, 3M LIBOR + 4.75%, 5.75%, 12/01/2027	3,053,053	3,061,968
MA FinanceCo., LLC, 1st Lien Term Loan, 3M LIBOR + 4.25%, 5.25%, 06/05/2025	1,639,250	1,645,397
Milano Acquisition Corp., 1st Lien Term Loan, 10/01/2027 (e)	4,250,000	4,228,750
Sophia, LP, 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.50%, 10/07/2027	3,393,046	3,388,804
		27,095,842
Technology Hardware & Equipment 0.4%
Sorenson Communications, LLC, 1st Lien Term Loan, 3M LIBOR + 5.50%, 6.25%, 03/17/2026	1,482,890	1,482,890

Transportation 1.6%
AAdvantage Loyalty IP, Ltd., 1st Lien Term Loan, 04/20/2028 (e)	3,846,154	3,936,308
SkyMiles IP, Ltd., 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.75%, 10/20/2027	2,000,000	2,098,000
		6,034,308
Total Senior Loans (Cost: $101,752,360)		103,743,172

Corporate Bonds 63.2%
Automobiles & Components 1.4%
Adient U.S., LLC, 9.00%, 04/15/2025 (d)	1,175,000	1,304,250
Ford Motor Co., 8.50%, 04/21/2023	1,920,000	2,140,800
Ford Motor Co., 9.00%, 04/22/2025	1,625,000	1,968,062
		5,413,112
Banks 0.7%
Ladder Capital Finance Holding, 5.25%, 10/01/2025 (d)	2,540,000	2,540,000

Capital Goods 8.8%
Clarios Global, LP, 8.50%, 05/15/2027 (d)	2,125,000	2,288,115
Clarios Global, LP, (Canada), 6.75%, 05/15/2025 (d)	1,675,000	1,791,747
Core & Main Holdings, LP, 8.63%, 09/15/2024 (d)	2,500,000	2,537,500
CP Atlas Buyer, Inc., 7.00%, 12/01/2028 (d)	655,000	688,438
Forterra Finance, LLC, 6.50%, 07/15/2025 (d)	3,000,000	3,225,000
Navistar International Corp., 9.50%, 05/01/2025 (d)	1,750,000	1,922,812
PowerTeam Services, LLC, 9.03%, 12/04/2025 (d)	6,119,302	6,794,261
Specialty Building Products Holdings, LLC, 6.38%, 09/30/2026 (d)	3,000,000	3,097,500
SRS Distribution, Inc., 8.25%, 07/01/2026 (d)	3,000,000	3,159,360
SSL Robotics, LLC, 9.75%, 12/31/2023 (d)	1,551,000	1,744,100
TransDigm, Inc., 8.00%, 12/15/2025 (d)	4,250,000	4,628,250
Tutor Perini Corp., 6.88%, 05/01/2025 (d)	1,000,000	1,034,050
		32,911,133
Commercial & Professional Services 1.5%
Covanta Holding Corp., 6.00%, 01/01/2027	1,500,000	1,565,625
GFL Environmental, Inc., (Canada), 8.50%, 05/01/2027 (d)	3,500,000	3,854,375
		5,420,000
Consumer Services 4.3%
Caesars Entertainment, Inc., 6.25%, 07/01/2025 (d)	2,500,000	2,659,500
Caesars Entertainment, Inc., 8.13%, 07/01/2027 (d)	1,275,000	1,406,580
Gems Menasa Cayman, Ltd., (Cayman Islands), 7.13%, 07/31/2026 (d)	1,000,000	1,041,790
IRB Holding Corp., 7.00%, 06/15/2025 (d)	3,742,000	4,028,076

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

March 31, 2021 (Unaudited)

	Principal Amount (a)	Value (a)
Corporate Bonds 63.2% (continued)
MGM Resorts International, 6.75%, 05/01/2025	3,000,000	$3,225,000
MGM Resorts International, 7.75%, 03/15/2022	500,000	526,643
Mohegan Gaming & Entertainment, 8.00%, 02/01/2026 (d)	3,000,000	3,026,640
		15,914,229
Diversified Financials 4.3%
Algeco Global Finance PLC, (Great Britain), 6.25%, 02/15/2023 (d)	€2,000,000	2,345,535
Algeco Global Finance PLC, (Great Britain), 8.00%, 02/15/2023 (d)	2,000,000	2,031,140
Diebold Nixdorf Dutch Holding B.V., (Netherlands), 9.00%, 07/15/2025	€1,700,000	2,198,945
Enviva Partners, LP, 6.50%, 01/15/2026 (d)	2,140,000	2,241,650
Gogo Intermediate Holdings, LLC, 9.88%, 05/01/2024 (d)	2,000,000	2,105,000
Tallgrass Energy Partners, LP, 6.00%, 12/31/2030 (d)	1,500,000	1,482,750
Tallgrass Energy Partners, LP, 7.50%, 10/01/2025 (d)	1,511,000	1,626,365
Vertical Holdco GmbH, (Germany), 7.63%, 07/15/2028 (d)	2,000,000	2,150,500
		16,181,885
Energy 8.8%
Blue Racer Midstream, LLC, 6.63%, 07/15/2026 (d)	2,750,000	2,825,625
EQT Corp., 7.63%, 02/01/2025	1,035,000	1,191,166
EQT Corp., 8.50%, 02/01/2030	4,500,000	5,738,850
EQT Midstream Partners, LP, 6.00%, 07/01/2025 (d)	1,250,000	1,345,312
EQT Midstream Partners, LP, 6.50%, 07/01/2027 (d)	1,250,000	1,359,062
EQT Midstream Partners, LP, 6.50%, 07/15/2048	2,000,000	1,995,000
Exterran Energy Solutions, LP, 8.13%, 05/01/2025	1,500,000	1,380,000
Laredo Petroleum, Inc., 9.50%, 01/15/2025	2,500,000	2,406,450
Laredo Petroleum, Inc., 10.13%, 01/15/2028	1,250,000	1,198,138
NGL Energy Operating, LLC, 7.50%, 02/01/2026 (d)	3,095,000	3,175,670
Occidental Petroleum Corp., 8.88%, 07/15/2030	3,500,000	4,413,500
Williams Cos., Inc., 8.75%, 03/15/2032	4,000,000	5,861,888
		32,890,661
Food & Staples Retailing 0.4%
Albertsons Cos., Inc., 7.50%, 03/15/2026 (d)	1,500,000	1,656,923

Food, Beverage & Tobacco 2.3%
Dole Food Co., Inc., 7.25%, 06/15/2025 (d)	3,500,000	3,592,243
JBS USA LUX SA, 6.75%, 02/15/2028 (d)	2,500,000	2,747,625
Triton Water Holdings, Inc., 6.25%, 04/01/2029 (d)	2,139,000	2,181,780
		8,521,648
Health Care Equipment & Services 1.1%
HCA, Inc., 7.69%, 06/15/2025	3,500,000	4,219,425

Household & Personal Products 0.7%
CD&R Smokey Buyer, Inc., 6.75%, 07/15/2025 (d)	2,500,000	2,681,250

Materials 6.6%
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	4,350,000	5,236,312
First Quantum Minerals, Ltd., (Canada), 6.88%, 03/01/2026 (d)	1,250,000	1,293,750
First Quantum Minerals, Ltd., (Canada), 6.88%, 10/15/2027 (d)	2,500,000	2,681,250
First Quantum Minerals, Ltd., (Canada), 7.25%, 04/01/2023 (d)	1,375,000	1,399,063
Intelligent Packaging, Ltd. Finco, Inc., (Canada), 6.00%, 09/15/2028 (d)	3,000,000	3,097,500
Owens-Brockway Glass Container, Inc., 6.38%, 08/15/2025 (d)	1,750,000	1,933,750
Owens-Brockway Glass Container, Inc., 6.63%, 05/13/2027 (d)	2,172,000	2,361,235
Trident TPI Holdings, Inc., 9.25%, 08/01/2024 (d)	4,500,000	4,770,000
Tronox, Inc., 6.50%, 05/01/2025 (d)	1,747,000	1,873,658
		24,646,518

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

March 31, 2021 (Unaudited)

	Principal Amount (a)	Value (a)
Corporate Bonds 63.2% (continued)
Media & Entertainment 4.3%
Altice Financing S.A., (Luxembourg), 7.50%, 05/15/2026 (d)	2,000,000	$2,090,000
Belo Corp., 7.25%, 09/15/2027	6,000,000	6,990,000
CSC Holdings, LLC, 7.50%, 04/01/2028 (d)	4,250,000	4,686,900
Gray Television, Inc., 7.00%, 05/15/2027 (d)	2,000,000	2,175,000
		15,941,900
Pharmaceuticals, Biotechnology & Life Sciences 0.6%
Bausch Health Cos., Inc., (Canada), 7.00%, 03/15/2024 (d)	2,025,000	2,071,575

Real Estate 0.6%
Realogy Group, LLC, 9.38%, 04/01/2027 (d)	2,000,000	2,214,967

Retailing 2.1%
Burlington Coat Factory Warehouse Corp., 6.25%, 04/15/2025 (d)	2,778,000	2,944,680
L Brands, Inc., 6.63%, 10/01/2030 (d)	1,000,000	1,133,125
L Brands, Inc., 6.88%, 07/01/2025 (d)	1,250,000	1,389,000
L Brands, Inc., 9.38%, 07/01/2025 (d)	2,000,000	2,490,000
		7,956,805
Software & Services 2.3%
Leidos, Inc., 7.13%, 07/01/2032	2,500,000	3,300,000
Sabre GLBL, Inc., 7.38%, 09/01/2025 (d)	1,860,000	2,026,935
Solera, LLC, 10.50%, 03/01/2024 (d)	3,000,000	3,099,300
		8,426,235
Technology Hardware & Equipment 2.8%
Dell International, LLC, 6.02%, 06/15/2026 (d)	2,350,000	2,780,867
Dell International, LLC, 6.10%, 07/15/2027 (d)	1,500,000	1,802,316
Diebold Nixdorf, Inc., 9.38%, 07/15/2025 (d)	2,427,000	2,703,071
Seagate HDD Cayman, (Cayman Islands), 5.75%, 12/01/2034	2,950,000	3,346,451
		10,632,705
Telecommunication Services 4.4%
Altice France Holding S.A., (Luxembourg), 10.50%, 05/15/2027 (d)	1,000,000	1,125,950
Altice France S.A., (France), 7.38%, 05/01/2026 (d)	3,735,000	3,884,400
Altice France S.A., (France), 8.13%, 02/01/2027 (d)	769,000	842,901
Embarq Corp., 8.00%, 06/01/2036	3,000,000	3,453,840
Hughes Satellite Systems Corp., 7.63%, 06/15/2021	5,500,000	5,563,250
Sprint Corp., 7.63%, 03/01/2026	1,425,000	1,745,532
		16,615,873
Transportation 2.9%
AAdvantage Loyalty IP, Ltd., 5.50%, 04/20/2026 (d)	2,000,000	2,085,000
Mileage Plus Holdings, LLC, 6.50%, 06/20/2027 (d)	1,053,000	1,153,035
Uber Technologies, Inc., 7.50%, 05/15/2025 (d)	3,000,000	3,237,510
Uber Technologies, Inc., 8.00%, 11/01/2026 (d)	1,500,000	1,623,750
XPO Logistics, Inc., 6.75%, 08/15/2024 (d)	2,500,000	2,621,875
		10,721,170
Utilities 2.3%
NRG Energy, Inc., 6.63%, 01/15/2027	335,000	348,400
NRG Energy, Inc., 7.25%, 05/15/2026	5,500,000	5,720,000
NSG Holdings, LLC, 7.75%, 12/15/2025 (d)	2,240,842	2,386,497
		8,454,897
Total Corporate Bonds (Cost: $222,747,079)		236,032,911

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

March 31, 2021 (Unaudited)

	Principal Amount (a)	Value (a)
Collateralized Loan Obligations 48.5% (d)(f)
Collateralized Loan Obligations - Debt 32.4% (c)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 6.01%, 04/30/2031	2,000,000	$1,838,062
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 7.95%, 8.16%, 04/30/2031	500,000	439,760
AMMC CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 7.57%, 07/25/2029	1,250,000	1,192,989
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 5.72%, 04/25/2031	3,000,000	2,763,330
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 8.70%, 8.92%, 07/16/2031	850,000	761,207
Atlas Senior Loan Fund VII, Ltd., (Cayman Islands), 3M LIBOR + 8.05%, 8.24%, 11/27/2031	1,550,000	1,264,529
Bain Capital Credit CLO, Ltd. 2016-2, (Cayman Islands), 3M LIBOR + 7.04%, 7.28%, 01/15/2029	2,000,000	1,928,822
Bain Capital Credit CLO, Ltd. 2020-1, (Cayman Islands), 3M LIBOR + 8.25%, 8.47%, 04/18/2033	3,000,000	3,047,442
Canyon Capital CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 5.75%, 5.99%, 07/15/2031	750,000	691,981
Carlyle Global Market Strategies CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.00%, 6.22%, 04/20/2031	3,000,000	2,720,997
CBAM, Ltd. 2017-3, (Cayman Islands), 3M LIBOR + 6.50%, 6.72%, 10/17/2029	1,615,385	1,569,447
Cedar Funding CLO II, Ltd., (Cayman Islands), 3M LIBOR + 7.30%, 7.49%, 04/20/2034 (h)	1,750,000	1,732,313
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 6.57%, 10/17/2030	2,000,000	1,930,082
CIFC Funding, Ltd. 2015-2A, (Cayman Islands), 3M LIBOR + 6.81%, 7.05%, 04/15/2030	1,500,000	1,474,063
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 6.57%, 10/23/2031	2,000,000	1,783,502
Crestline Denali CLO XV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 7.57%, 04/20/2030	3,875,000	3,573,750
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 6.14%, 04/15/2031	5,000,000	4,349,230
Dryden 26 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 5.78%, 04/15/2029	2,000,000	1,906,724
Dryden 40 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.75%, 5.94%, 08/15/2031	3,000,000	2,867,793
Dryden 45 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.85%, 6.09%, 10/15/2030	3,000,000	2,883,486
Dryden 68 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 6.75%, 6.99%, 07/15/2032	1,250,000	1,250,997
Elmwood CLO I, Ltd., (Cayman Islands), 3M LIBOR + 7.71%, 7.93%, 10/20/2033	3,000,000	3,057,354
Elmwood CLO II, Ltd., (Cayman Islands), 3M LIBOR + 6.80%, 7.00%, 04/20/2034 (h)	1,500,000	1,500,000
Elmwood CLO II, Ltd., (Cayman Islands), 3M LIBOR + 6.80%, 7.02%, 04/20/2031	1,500,000	1,500,172
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 6.12%, 01/20/2034	1,000,000	987,692
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 8.00%, 8.12%, 01/20/2034	1,000,000	999,882
Highbridge Loan Management, Ltd. 2013-2, (Cayman Islands), 3M LIBOR + 8.25%, 8.47%, 10/20/2029	2,250,000	2,003,796
Highbridge Loan Management, Ltd. 2014-4, (Cayman Islands), 3M LIBOR + 7.36%, 7.58%, 01/28/2030	2,000,000	1,788,296
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 3M LIBOR + 5.75%, 5.97%, 07/22/2031	1,200,000	1,080,340
LCM XVII, LP, (Cayman Islands), 3M LIBOR + 6.00%, 6.24%, 10/15/2031	3,750,000	3,374,831
LCM XXIII, Ltd., (Cayman Islands), 3M LIBOR + 7.05%, 7.27%, 10/20/2029	3,000,000	2,726,658
LCM XXX, Ltd., (Cayman Islands), 3M LIBOR + 6.95%, 7.17%, 04/20/2031	1,200,000	1,199,858
Madison Park Funding XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.77%, 7.99%, 10/22/2030	2,500,000	2,165,810
Madison Park Funding XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 6.71%, 07/29/2030	1,500,000	1,437,618
Madison Park Funding XXXII, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 6.39%, 01/22/2031	3,000,000	2,941,293
Madison Park Funding XXXV, Ltd., (Cayman Islands), 3M LIBOR + 6.10%, 6.30%, 04/20/2032 (h)	1,500,000	1,500,000
Magnetite XIX, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 6.60%, 04/17/2034 (h)	2,000,000	1,999,784
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 5.79%, 5.97%, 06/15/2031	2,000,000	1,749,160
Oak Hill Credit Partners X-R, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 6.44%, 04/20/2034 (h)	1,500,000	1,499,841
Oaktree CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.77%, 7.01%, 04/15/2031	2,000,000	1,879,304
Oaktree CLO, Ltd. 2019-4, (Cayman Islands), 3M LIBOR + 7.23%, 7.45%, 10/20/2032	1,500,000	1,488,567
OHA Credit Partners VII, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 6.42%, 02/20/2034	3,000,000	2,965,119
OHA Credit Partners XI, Ltd., (Cayman Islands), 3M LIBOR + 7.90%, 8.12%, 01/20/2032	2,750,000	2,517,724
OHA Credit Partners XII, Ltd., (Cayman Islands), 3M LIBOR + 5.45%, 5.67%, 07/23/2030	1,500,000	1,419,894
OZLM XI, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 7.21%, 10/30/2030	2,750,000	2,541,074
Signal Peak CLO I, Ltd., (Cayman Islands), 3M LIBOR + 6.89%, 7.10%, 04/30/2032	1,000,000	1,000,293
Silver Creek CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 6.62%, 07/20/2030	1,000,000	946,314
Steele Creek CLO, Ltd. 2015-1, (Cayman Islands), 3M LIBOR + 8.85%, 9.03%, 05/21/2029	3,000,000	2,571,426
Steele Creek CLO, Ltd. 2016-1, (Cayman Islands), 3M LIBOR + 5.75%, 5.93%, 06/15/2031	3,000,000	2,503,236
TCI-Flatiron CLO 2018-1, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 6.29%, 01/29/2032	3,000,000	2,985,432
TCI-Symphony CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.45%, 6.69%, 07/15/2030	2,100,000	2,014,755
TICP CLO VI 2016-2, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 6.39%, 01/15/2034	2,250,000	2,244,598
Trestles CLO 2017-1, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 6.45%, 04/25/2032	1,000,000	999,899
Venture XXIV CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.72%, 6.94%, 10/20/2028	700,000	633,266
Venture XXVII CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 6.57%, 07/20/2030	2,025,000	1,793,735
Venture XXVIII CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.16%, 6.38%, 10/20/2029	4,000,000	3,489,944

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

March 31, 2021 (Unaudited)

	Principal Amount (a)	Value (a)
Collateralized Loan Obligations 48.5% (d)(f) (continued)
Venture XXXVI CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.92%, 7.14%, 04/20/2032	2,000,000	$1,934,014
Vibrant CLO X, Ltd., (Cayman Islands), 3M LIBOR + 6.19%, 6.41%, 10/20/2031	3,000,000	2,601,207
Voya CLO, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 5.90%, 6.12%, 10/18/2031	2,750,000	2,538,646
Voya CLO, Ltd. 2015-3, (Cayman Islands), 3M LIBOR + 6.20%, 6.42%, 10/20/2031	3,000,000	2,764,665
Wellfleet CLO, Ltd. 2017-2, (Cayman Islands), 3M LIBOR + 6.75%, 6.97%, 10/20/2029	2,000,000	1,910,962
		121,226,965
Collateralized Loan Obligations - Equity 16.1%
AIMCO CLO XI, Ltd., (Cayman Islands), 13.13%, 10/15/2031	1,881,020	1,836,026
Allegro CLO V, Ltd. 2017-1A, (Cayman Islands), 2.07%, 10/16/2030	2,000,000	1,050,154
Allegro CLO VII, Ltd. 2018-2A, (Cayman Islands), 12.31%, 07/15/2031	3,500,000	2,326,656
AMMC CLO XXI, Ltd., (Cayman Islands), 6.82%, 11/02/2030	500,000	274,807
Atlas Senior Loan Fund I, Ltd., (Cayman Islands), 11/17/2027	1,800,000	268,931
Bain Capital Credit CLO, Ltd. 2020-2, (Cayman Islands), 19.83%, 07/21/2031	1,250,000	1,177,875
Bardot CLO, Ltd., (Cayman Islands), 17.34%, 10/22/2032	500,000	462,510
Canyon Capital CLO, Ltd. 2019-1, (Cayman Islands), 9.99%, 04/15/2032	1,000,000	677,735
Carlyle Global Market Strategies CLO, Ltd. 2013-4, (Cayman Islands), 17.30%, 01/15/2031	1,259,000	493,825
Carlyle Global Market Strategies CLO, Ltd. 2017-3, (Cayman Islands), 07/20/2029	1,750,000	826,479
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 10.93%, 10/15/2030	3,222,500	1,926,887
Cedar Funding CLO IV, Ltd., (Cayman Islands), 13.73%, 07/23/2030	2,500,000	1,427,105
Cedar Funding CLO V, Ltd., (Cayman Islands), 11.02%, 07/17/2031	2,546,000	2,169,941
Cedar Funding CLO VI, Ltd., (Cayman Islands), 11.50%, 04/20/2034 (h)	3,280,000	2,160,916
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 3.98%, 10/17/2030	2,000,000	1,071,406
CIFC Funding, Ltd. 2018-5A, (Cayman Islands), 18.64%, 01/15/2032	375,000	263,932
CIFC Funding, Ltd. 2020-3A, (Cayman Islands), 13.13%, 10/20/2031	1,750,000	1,701,128
Crestline Denali CLO XVI, Ltd., (Cayman Islands), 0.08%, 01/20/2030	2,000,000	1,227,294
Dryden 57 Senior Loan Fund, (Cayman Islands), 12.13%, 05/15/2031	573,500	488,528
Eaton Vance CLO 2018-1, Ltd., (Cayman Islands), 33.41%, 10/15/2030	2,430,000	1,635,881
Halcyon Loan Advisors Funding, Ltd. 2017-1, (Cayman Islands), 1.60%, 06/25/2029	1,750,000	759,108
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 16.02%, 07/22/2031	3,500,000	2,526,524
ICG US CLO, Ltd. 2021-1, (Cayman Islands), 13.13%, 04/17/2034	2,000,000	1,729,902
LCM XIII, LP, (Cayman Islands), 07/19/2027	2,175,000	553,324
LCM XV, LP, (Cayman Islands), 7.18%, 07/20/2030	5,875,000	1,332,914
LCM XXIII, LP, (Cayman Islands), 0.63%, 10/20/2029	3,100,000	1,289,938
Madison Park Funding XII, Ltd., (Cayman Islands), 07/20/2026	4,000,000	1,004,036
Madison Park Funding XXII, Ltd., (Cayman Islands), 7.94%, 01/15/2033	4,000,000	2,938,660
Madison Park Funding XXXI, Ltd., (Cayman Islands), 15.39%, 01/23/2048	2,000,000	1,659,742
Madison Park Funding XXXII, Ltd., (Cayman Islands), 21.53%, 01/22/2048	2,000,000	1,709,256
Magnetite XXVIII, Ltd., (Cayman Islands), 13.13%, 10/25/2031	2,500,000	2,500,095
Oaktree CLO, Ltd. 2015-1, (Cayman Islands), 10/20/2027	4,000,000	1,251,100
Oaktree CLO, Ltd. 2018-1, (Cayman Islands), 8.20%, 10/20/2030	4,250,000	2,584,561
OHA Credit Partners VII, Ltd., (Cayman Islands), 6.15%, 02/20/2034	2,672,000	1,529,896
OHA Loan Funding, Ltd. 2016-1, (Cayman Islands), 17.32%, 01/20/2033	3,250,000	2,538,364
OZLM XXI, Ltd. 2017-21A, (Cayman Islands), 0.62%, 01/20/2031	1,750,000	944,419
Signal Peak CLO V, Ltd., (Cayman Islands), 13.53%, 04/25/2031	2,567,500	1,741,630
Signal Peak CLO VIII, Ltd., (Cayman Islands), 13.13%, 04/20/2033	4,000,000	3,412,084
Venture XXX CLO, Ltd., (Cayman Islands), 13.19%, 01/15/2031	2,100,000	1,360,611
Vibrant CLO VI, Ltd., (Cayman Islands), 06/20/2029	1,500,000	612,137
Voya CLO, Ltd. 2017-2, (Cayman Islands), 0.99%, 06/07/2030	1,000,000	500,735
Wellfleet CLO, Ltd. 2018-3, (Cayman Islands), 16.07%, 01/20/2032	3,000,000	2,024,538
West CLO, Ltd. 2013-1, (Cayman Islands), 11/07/2025	500,000	36,413
		60,008,003
Total Collateralized Loan Obligations (Cost: $194,289,836)		181,234,968

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

March 31, 2021 (Unaudited)

	Shares	Value (a)
Warrants 0.0% (d)(f)(i)
Media & Entertainment 0.0%
Affinion Holdings, Common Stock Warrants	7,874	—
Total Warrants (Cost: $3,922,356)		—
Total Investments - 139.4% (Cost: $522,711,631)		$521,011,051
Liabilities in Excess of Other Assets - (39.4%)		(147,339,809)
Net Assets - 100.0%		$373,671,242

Footnotes:

(a)	Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises and all principal amounts are shown in U.S. Dollars unless otherwise noted.

(b)	Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR") or an alternate base rate such as the Euro Interbank Offered Rate ("EURIBOR") at the borrower's option. Stated interest rates in this schedule represents the “all-in” rate as of March 31, 2021.

(c)	Variable rate coupon rate shown as of March 31, 2021.

(d)	All of Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") Senior Loans, Collateralized Loan Obligations, Warrants and Corporate Bonds exempt from registration under Rule 144A, which as of March 31, 2021 represented 119.2% of the Fund's net assets or 80.3% of the Fund's total assets, are subject to legal restrictions on sales.

(e)	This loan or a portion of this loan represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon a spread plus the applicable reference rate determined at the time of purchase.

(f)	Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 of Notes to Schedule of Investments).

(g)	As of March 31, 2021, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. See Note 3 of Notes to Schedule of Investments for further information on revolving and delayed draw loan commitments.

Unfunded Security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Ivanti Software, Inc.	$250,000	$—	$250,000

(h)	When-Issued or delayed delivery security based on typical market settlement convention for such security.

(i)	Non-income producing security as of March 31, 2021.

As of March 31, 2021, the aggregate cost of securities for Federal income tax purposes was $523,093,312. Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$18,452,312
Gross unrealized depreciation	(20,534,573)
Net unrealized depreciation	$(2,082,261)

Abbreviations:

144A	Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
CLO	Collateralized Loan Obligation

Abbreviations:

€	Euro Currency
£	British Pounds
$	U.S. Dollars

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments

March 31, 2021

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). The Fund commenced operations on November 27, 2012. Ares Capital Management II LLC (the "Adviser") was registered as a Registered Investment Adviser with the SEC on June 9, 2011 and serves as the investment adviser to the Fund.

Investment Objective and Policies

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund's investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio. Under normal market conditions, the Fund will not invest more than (i) 45% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 15% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying disclosures have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The Adviser makes estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their fair value. See Note 3 for more information on the Fund's valuation process.

Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected and adjusted for accretion of discounts and amortization of premiums. The Fund may have investments that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified, may be added to the principal balance and recorded as interest income. All interest for the three months ended March 31, 2021 was recorded as cash.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for the accretion of discounts, amortization of premiums, and PIK interest.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (continued)

March 31, 2021

Cash and Cash Equivalents

The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. While the Fund’s current cash balance exceeds insurance limits, the risk of loss is remote.

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. As of March 31, 2021, the Fund had unfunded commitments of $250,000.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (continued)

March 31, 2021

(3) Investments

Fair Value Measurements

The Fund follows the provisions of ASC 820, Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines "fair value" as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Valuations based on quoted prices in markets that are not active or which all significant inputs are observable either directly or indirectly.

• Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820. Consistent with the Fund's valuation policy, the Fund evaluates the source of inputs, including any markets in which the Fund’s investments are trading (or any markets it evaluates in which securities with similar attributes are trading), in determining fair value. The Fund’s valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund’s portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Senior loans and corporate debt: The fair value of Senior Loans and Corporate Bonds is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (continued)

March 31, 2021

Common stocks and warrants: The fair value of common stock and warrants are estimated using either broker quotes or an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value.

The following is a summary of inputs used as of March 31, 2021 in valuing the Fund's investments carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Senior Loans	$—	$97,225,742	$6,517,430	$103,743,172
Corporate Bonds	—	236,032,911	—	236,032,911
Collateralized Loan Obligations	—	—	181,234,968	181,234,968
Warrants	—	—	—	—
Total Investments	$—	$333,258,653	$187,752,398	$521,011,051

The following is a reconciliation of the Fund’s investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the three months ended March 31, 2021:

	Senior Loans	Collateralized Loan Obligations	Warrants	Total
Balance as of December 31, 2020	$15,674,777	$169,358,301	$—	$185,033,078
Purchases(a)	2,227,910	25,477,060	—	27,704,970
Sales and principal redemptions	(9,419,768)	(16,271,706)	—	(25,691,474)
Net realized and unrealized gains (losses)	(30,674)	2,645,805	—	2,615,131
Accrued discounts/(premiums)	17,630	25,508	—	43,138
Transfers in to Level 3	248,680	0	—	248,680
Transfers out of Level 3	(2,201,125)	0	—	(2,201,125)
Balance as of March 31, 2021	$6,517,430	$181,234,968	$—	$187,752,398
Net change in unrealized appreciation/(depreciation) from investments held at March 31, 2021	59,703	2,050,704	—	2,110,407

(a) Purchases include PIK interest and securities received from restructure.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (continued)

March 31, 2021

Investments were transferred into and out of Level 3 and out of and into Level 2 during the three months ended March 31, 2021 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser. The valuation techniques used by the Adviser to measure fair value as of March 31, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund’s Level 3 securities are outlined in the table below.

Type	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
Senior Loans	$6,517,430	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Collateralized Loan Obligations	181,234,968	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Warrants	-	Enterprise Value Analysis — Adjusted NAV	EBITA	10x	10x
Total Level 3 Investments	$187,752,398